                                                                    Exhibit 10.2


THE SECURITY REPRESENTED BY THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ADDRESSED TO THE COMPANY, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITY.

                              VIEWPOINT CORPORATION

                             4.95% SUBORDINATED NOTE

                                    DUE 2006

$______________                                               New York, New York
No. R-1                                                           March 26, 2003

            VIEWPOINT CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation), for value received, promises to pay to ________________________________ (the "Holder"), or registered assigns, the principal sum of ___________________________________ ($__________) on March 31,
2006.

1.    INTEREST.

            The Company promises to pay interest on the outstanding principal amount of this Note at the rate of 4.95 percent per annum. The Company will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each an "Interest Payment Date"), commencing March 31, 2003. Interest on the outstanding principal amount of this Note will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from March 26, 2003. Interest will be computed on the basis of a 365-day year and the actual number of days elapsed.

            The Company shall pay interest on overdue installments of principal and on overdue installments of interest to the extent lawful as provided in
Section 2.04 of the Securities Purchase Agreement (defined below).

2.    METHOD OF PAYMENT.

            The Company shall pay interest on this Note (except defaulted interest) to the registered Holder of this Note at the close of business on the Interest Payment Date (or if such Interest Payment Date is not a Business Day, then on the Business Day following such Interest Payment Date) in lawful money of the United States of America by wire transfer of immediately available funds to an account designated in writing for such purpose by the Holder of this Note. The Holder of this Note must surrender this Note to the Company at its principal place of business to collect principal payments, which shall be paid in lawful money of the United States of America by wire transfer of immediately available funds to an account designated in writing for such purpose by the Holder of this Note.

3.    SECURITIES PURCHASE AGREEMENT.

            The Company issued this Note under the Securities Purchase Agreement, dated as of March 26, 2003, (the "Securities Purchase Agreement"), by and among the Company and the other parties described therein. Capitalized terms herein are used as defined in the Securities Purchase Agreement unless otherwise defined herein. The terms of this Note include those stated in the Securities Purchase Agreement and as it may be amended from time to time.

4.    OPTIONAL REDEMPTION.

            This Note will be redeemable, at the Company's option, in accordance with Article III of the Securities Purchase Agreement, in whole at any time or in part from time to time, upon not less than 15 nor more than 30 days' notice, at 100% of the principal amount thereof, plus, in each case, accrued and unpaid interest to the date of redemption.

5.    NOTICE OF OPTIONAL REDEMPTION.

            Notice of redemption will be sent, by first class mail, postage prepaid or by an individual recognized courier service, at least 15 days but not more than 30 days before the Redemption Date to the Holder of this Note, to be redeemed at such Holder's registered address.

            Except as set forth in the Securities Purchase Agreement, unless the Company defaults in the payment when due of such Redemption Price plus accrued and unpaid interest, if any, this Note (once called for redemption) will cease to bear interest from and after such Redemption Date and the only right of the Holder of this Note will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any, to the Redemption Date.

6.    OFFERS TO PURCHASE.

            Upon the occurrence of a Change of Control, subject to the limitations contained in and in accordance with section 5.13 of the Securities Purchase Agreement, the Company will make an offer to purchase this Note on the terms and conditions set forth therein.

7.    DENOMINATIONS; TRANSFER; EXCHANGE.

            This Note is in registered form, without coupons. The Holder shall register the transfer of or exchange of this Note in accordance with the Securities Purchase Agreement. The Company may require the Holder of this Note, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Securities Purchase Agreement.

8.    PERSONS DEEMED OWNERS.

            The Holder of this Note shall be treated as the owner of it for all purposes.

9.    AMENDMENT; SUPPLEMENT; WAIVER.

            Subject to certain exceptions, the Securities Purchase Agreement and the Notes (including this Note) may be amended or supplemented with the written consent of the Holders of at least 50% in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default (except a Default or Event of Default of principal of or interest on any Note outstanding) or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.

10.   RESTRICTIVE COVENANTS.

            The Securities Purchase Agreement contains certain covenants that, among other things, limit the ability of the Company and the Subsidiaries, if any, to incur additional Indebtedness, create certain Liens (other than Permitted Liens), pay dividends or make certain other Restricted Payments. The limitations are subject to a number of important qualifications and exceptions.

11.   REISSUANCE OF THIS NOTE.

      (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 11(d)), registered as the Holder may request, representing the outstanding principal being transferred by the Holder and, if less then the entire outstanding principal is being transferred, a new Note (in accordance with Section 11(d)) to the Holder representing the outstanding principal not being transferred.

      (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and reasonably acceptable to the Company (based in part on the net worth of, or security provided by, the Holder) and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 11(d)) representing the outstanding principal.

      (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 11(d) and in principal amounts of at least $500,000) representing in the aggregate the outstanding principal of this Note, and each such new Note will represent such portion of such outstanding principal as is designated by the Holder at the time of such surrender.

      (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 11(a) or Section 11(c), the principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the principal remaining outstanding under this Note immediately prior to such issuance of new Notes),
(iii) shall have an
issuance date, as indicated on the face of such new Note which is the same as the Issuance Date of this Note and (iv) shall have the same rights and conditions as this Note.

12.   CANCELLATION.

            After all principal, accrued interest and other amounts at any time owed on this Note has been indefeasibly paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

13.   DEFAULTS AND REMEDIES.

            If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) of the Securities Purchase Agreement) occurs and is continuing, the Holders of not less than 50% in aggregate principal amount of the Notes then outstanding may declare the principal of and accrued interest on all the Notes to be due and payable immediately in the manner and with the effect provided in Section 6.02 of the Securities Purchase Agreement. If an Event of Default under Section 6.01(f) or (g) of the Securities Purchase Agreement occurs and is continuing, the principal of and accrued interest on all Notes shall automatically become and be due and payable without any declaration or other act on the part of any Holder. The Holder of this Note may not enforce the Securities Purchase Agreement or this Note except as provided in the Securities Purchase Agreement. The Securities Purchase Agreement permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to exercise or pursue any other remedy to the extent permitted at law or in equity to enforce the performance of this Note or the Securities Purchase Agreement.

14.   NO RECOURSE AGAINST OTHERS.
            No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under this Note or the Securities Purchase Agreement or for any claim based on, in respect of or by reason of, such Obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

15.   NOTICES.

            Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section
9.01 of the Securities Purchase Agreement.

16.   VOTING RIGHTS.

            The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the Delaware General Corporation Law, and as expressly provided in this Note.

17.   SUBORDINATION.

            This Note is and shall be subordinate, to the extent and in the manner herein set forth, in right of payment to the prior payment in full in cash of all obligations of the Company (whether for principal, interest (including interest accruing subsequent to the filing of a bankruptcy or other insolvency petition), fees, expenses or otherwise) owing to the Holders (the "Senior Debt") under the $2,700,000 aggregate principal amount of Convertible Notes due December 31, 2007 issued by the Company on March 26, 2003 (as amended or otherwise modified from time to time, together with any notes issued in replacement thereof or substitution therefor, the "Senior Notes"). By accepting this Note, the Holder of this Note agrees that it will not ask, demand, sue for, take or receive, directly or indirectly, from the Company, in cash or other property, by set-off or in any other manner, payment of, or security for any or all of the obligations hereunder unless and until the Senior Debt shall have been paid in full in cash; provided, however, that the Holder of this Note may receive, and the Company may pay, principal and interest hereunder (without regard to any amendment), unless at the time of making such payment and immediately after giving effect thereto, (A) an Event of Default (as defined in the Senior Notes) under Section 4(a)(vi) of the Senior Notes or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under Section 4(a)(vi) of the Senior Notes shall have occurred and be continuing, (B) any other Event of Default shall have occurred and be continuing under the Senior Notes and either (x) fewer than 90 days shall have elapsed since the occurrence of such Event of Default, or (y) the holders of the Senior Notes shall have accelerated the maturity of the Senior Notes by reason of the occurrence of such Event of Default, or (C) a Change of Control (as defined in the Senior Notes) shall have occurred and payment required to be made in accordance with any Change of Control Redemption Notice (as defined in the Senior Notes) shall not have been paid in full to the holders of Senior Notes delivering any such Change of Control Redemption Notice to the Company.

18.   GOVERNING LAWS.

            This Note and the Securities Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

            IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                          VIEWPOINT CORPORATION


                                          By:
                                             ---------------------
                                              Name:  Brian J. O'Donoghue
                                              Title: Executive Vice President

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee) and irrevocably appoint ___________________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:
      -------------------------------


Signed:
       ------------------------------
(Sign exactly as name appears on the other side of this Note)


Signature Guarantee:
                    ----------------------

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Company)

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Note purchased by the Company pursuant to Section ___ of the Securities Purchase Agreement, check the box: If you want to elect to have only part of this Security purchased by the Company pursuant to ___ of the Securities Purchase Agreement, state the amount:
$_____________

Dated:
      -------------------------------


Signed:
       ------------------------------
(Sign exactly as name appears on the other side of this Security)


Signature Guarantee:
                    ----------------------

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Company)